UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2014
Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53390	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

               On December 8, 2014, Dakota Plains Holdings, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other things, that on December 5, 2014 it had entered into a Membership Interest Purchase Agreement (the “Membership Interest Purchase Agreement”) with Dakota Plains Transloading, LLC (“Dakota Plains Transloading”), Dakota Plains Sand, LLC (“Dakota Plains Sand”), Dakota Plains Marketing, LLC (“Dakota Plains Marketing”) and Petroleum Transport Solutions, LLC (“PTS”). Pursuant to the Membership Interest Purchase Agreement, in exchange for $43 million and the Operational Override, as defined in the Original Form 8-K, (1) Dakota Plains Transloading, our wholly-owned subsidiary, acquired all of the limited liability company membership interests of Dakota Petroleum Transport Solutions, LLC (“DPTS”) owned by PTS, (2) Dakota Plains Sand, our wholly-owned subsidiary, acquired all of the limited liability company membership interests of DPTS Sand, LLC (“DPTS Sand”) owned by PTS and (3) Dakota Plains Marketing, our wholly-owned subsidiary, acquired all of the limited liability company membership interests of DPTS Marketing, LLC (“DPTS Marketing” and collectively with DPTS and DPTS Sand, the “Acquired Entities”) owned by PTS. As a result of such transactions, Dakota Plains Transloading became the sole member of DPTS, Dakota Plains Sand became the sole member of DPTS Sand, LLC and Dakota Plains Marketing became the sole member of DPTS Marketing, LLC.

               This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to provide the disclosures required by Item 9.01 of Form 8-K, which were not previously filed with the Original Form 8-K, including the required financial statements of the Acquired Entities and the required pro forma financial statements. Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01          Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired

               Audited financial statements of DPTS and DPTS Marketing as of and for the fiscal years ended December 31, 2013 and December 31, 2012, and the notes related thereto, together with Management’s Discussion and Analysis of Financial Condition, are filed with the Annual Report Form 10-K for the 2013 and 2012 fiscal years, respectively, with the Securities and Exchange Commission, and are hereby incorporated by reference into this Current Report on Form 8-K/A. Because DPTS Sand was only formed in June 2014, there are no audited financial statements of DPTS Sand for the fiscal years ended December 31, 2013 and December 31, 2012.

               Unaudited financial statements of the Acquired Companies as of and for the nine-month period ended September 30, 2014 are attached hereto as Exhibit 99.1.

          (b) Pro Forma Financial Information

               The unaudited pro forma combined statement of operations for the Company, after giving effect to the acquisition of the Acquired Entities and adjustments described in such pro forma financial information, for the year ended December 31, 2013 and for nine months ended September 30, 2014, is attached hereto as Exhibit 99.2.

Exhibit Number	Description

99.1	Unaudited financial statements of the Acquired Companies for the nine-month period ended September 30, 2014.

99.2

Unaudited pro forma combined statement of operations for the Company, after giving effect to the acquisition of the Acquired Companies, for the year ended December 31, 2013 and for the nine months ended September 30, 2014.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2014	DAKOTA PLAINS HOLDINGS, INC.

/s/ Timothy R. Brady
Timothy R. Brady
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Unaudited financial statements of the Acquired Companies for the nine-month period ended September 30, 2014.	Filed Electronically
99.2

Unaudited pro forma combined statement of operations for the Company, after giving effect to the acquisition of the Acquired Companies, for the year ended December 31, 2013 and for the nine months ended September 30, 2014.

Filed Electronically